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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 15, 1999

                         Cancer Treatment Holdings, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

Nevada                          1-11062                     87-0410907
- ------                          -------                     ----------
(State or Other Jurisdiction    (Commission              (IRS Employer
of Incorporation)               File Number)       Identification No.)

c/o Carol B. O'Donnell, Esq., 540 Joan Drive, Fairfield, CT  06430-2207
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(Address of principal executive offices; zip code)

Registrant's telephone number, including area code (212) 221-1340


- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         (a)(i) PricewaterhouseCoopers LLP was dismissed by the Registrant as the Registrant's principal independent accountant effective July 15, 1999.

         (ii) The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was either modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

         (iv) During the registrant's two most recent fiscal years and any subsequent interim periods through the date of the principal accountant's termination on July 15, 1999, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         (2) DFSH, CPA, P.C. has been engaged as the principal accountant to audit the Registrant's financial statements effective as of July 15, 1999.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a-b)  None.

         (c)  Exhibits.

         Index of Exhibits:

         (16)  Letter on Change in Certifying Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CANCER TREATMENT HOLDINGS, INC.

Date: July 30, 1999                By:  /s/ Ullrich Klamm, Ph.D.
                                        -------------------------------
                                        Ullrich Klamm, Ph.D.,
                                        President and CEO

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